OceanFirst Financial Corp. Exhibit 99.1 Investor Presentation May 2016

OceanFirst Financial Corp. Forward-Looking Statements In addition to historical information, this news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will," "should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence.  The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to:  changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

OceanFirst Milestones – 114 Years of Growth 3

Serving Central and Southern New Jersey Market OceanFirst is the largest Bank headquartered in Central and Southern New Jersey $4.2 billion in assets 50 branch offices Market Cap $456 million OceanFirst Headquarters OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office 30 million people, or approximately 10% of the total U.S. population, reside within a 2-hour drive* and 7.3 million reside in market area** *Includes New York – Newark NY-NJ-PA-CT CSA and Philadelphia – Reading – Camden CSA. **Refer to Appendix 2 for market area.

OceanFirst Loan Portfolio Diversification by Geography Atlantic City is 1.3% of the OceanFirst loan portfolio Least Concentration Highest Concentration *Includes Cape Bank loans As of March 31, 2016

Experienced Leadership

- Substantial insider ownership of 19.4% – aligned with shareholders' interests
  - OceanFirst Bank ESOP 6.2%
  - Directors & Senior Executive Officers 8.0%
    - Director and Proxy Officer Stock Ownership Guidelines
  - OceanFirst Foundation and Cape Foundation 5.2%

From April 26, 2016 Proxy Statement, adjusted for Cape Bancorp acquisition on May 2, 2016.

Name	Position	# of Years at OCFC	# of Years In Banking	Previous Experience
Christopher D. Maher	President, Chief Executive Officer	3	28	Patriot National Bancorp; Dime Community Bancshares
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	23	34	KPMG
Joseph R. Iantosca	Executive Vice President, Chief Administrative Officer	12	38	BISYS Banking Solutions; Newtrend LLC; Brooklyn Federal Savings
Joseph J. Lebel III	Executive Vice President, Chief Lending Officer	10	32	Wachovia Bank N.A.; First Fidelity
Mark C. Foley	President, Southern Division	-	37	Bank of Boston; Patriot National Bank; Naugatuck Valley Savings and Loan

OCEANFIRST

6

Name Position # of Years at OCFC # of Years In Banking Previous Experience Craig C. Spengeman Executive Vice President, Director of Wealth Management 2 38 PGB Trust and Investments (Division of Peapack-Gladstone Bank) Margaret Lanning First Senior Vice President, Chief Credit Officer 1 37 Wells Fargo Bank, N.A.; Wachovia Bank Steven J. Tsimbinos First Senior Vice President, General Counsel 6 22 Thacher Proffit & Wood; Lowenstein Sandler PC Gary S. Hett Senior Vice President, Director of Human Resources 3 43 Patriot National Bancorp; Dime Community Bancshares David R. Howard Senior Vice President, Chief Risk Officer 3 26 Guggenheim Partners; GE Capital Deep Bench of Experienced Executives

Grow commercial loans Annual investment in commercial lending operating expense Increased lending teams from 1 to 4 Upgraded to state-of-the-art commercial loan operating system Guard credit quality through strong credit risk culture Added highly experienced Chief Credit Officer Weighted Average Facility Rating Currently no non-performing commercial loans were originated within the past 5 years December 31, 2012 December 31, 2015 $533 million $963 million $2.2 million $5.4 million 4.79 $43.4 million NPL 2.8% of loans 4.54 $18.3 million NPL 0.91% of loans Non-performing loans decreased by 58% 21.8% CAGROur Strategy

Grow low cost core deposits Opened three de novo branches Capitalize on disruption created by out-of-market acquirers; leverage commercial lending success to grow business deposits Opportunistic acquisition of local community banks lacking the scale or desire to remain independent On May 2, 2016, acquired Cape Bancorp in a transaction valued at approximately $195 million (core deposit premium 4.4%) On July 31, 2015, acquired Colonial American Bank in a transaction valued at $11.9 million (core deposit premium 0.4%) On March 11, 2016, purchased existing in-market retail branch with total deposits of $17.0 million (core deposit premium 2.1%) December 31, 2012 December 31, 2015 $1.493 million 0.32% cost $1.661 million 0.26% cost Leading community bank in Ocean County, New Jersey Preeminent community bank in central and southern New Jersey Acquired $1.379 million deposits at a weighted core deposit premium of 4.0% Cost of deposits reduced by 19%Our Strategy (Continued)

Strategy Result (2012 – 2015) Grow Commercial loans from $533 million to $963 million, 21.8% CAGR Reduce non-performing loans from $43.4 million, 2.8% of loans, to $18.3 million, 0.91% of loans Grow low cost core deposits from $1.493 million (0.32% cost) to $1.661 million (0.26% cost) Opportunistic acquisitions of Cape Bancorp and Colonial American Bank Valuation Impact December 31, 2012 May 12, 2016 Stock Price $13.75 $17.76 Market Capitalization $246 million $456 million Price/Tangible Book Value 112% 137% Core Deposit Premium 1.5% 4.1%Strategy Impact on Valuation

Highlights – 2016 Completed the acquisition of Cape Bancorp on May 2, 2016, which added $1.6 billion to assets, $1.2 billion to loans, and $1.1 billion to deposits Added highly experienced banking executive as Southern Division President to maintain local decision-making and strong oversight First Quarter Grew commercial loan portfolio $23.6 million, or 9.8%. Over the past year, commercial loans have increased $211.5 million, or 27.3%. Expanded funding sources to support loan growth Grew deposits from existing branches by $37.7 million, or 8.4% annualized Purchased an existing retail branch in the Toms River market with total deposits of $17.0 million Core earnings per share of $0.32, 9.1% ROTE & 0.83% ROA(1) Net interest margin was 3.32% in Q1 2016, an increase from 3.24% in Q1 2015 Tangible common equity of 9.3% of assets (1)Amounts and ratios exclude non-recurring merger related expenses

Branch Map ¹ Financial data as of or for the period ending March 31, 2016; Dollars in Millions. - Cape Bank Branches Metro Philadelphia 1 Loans: 38.7% Deposits: 9.6% West New Jersey 1 Loans: 18.4% Deposits: 36.1% Jersey Shore 1 Loans: 42.9% Deposits: 54.3% Valued at $195 million – 85% stock, 15% cash Price/TBV – 136%; Price/core deposit premium – 4.4% Financially compelling: Over 17% accretive to EPS in 2017 Earnback of 3.3 years 70% of Cape’s deposits originated prior to 2012 Overview of Cape Bancorp Acquisition Financial Highlights1 Total Assets $1,585 Net Loans $1,172 Total Deposits (Average Cost – 32 BP) $1,073 Tangible Common Equity/Tangible Assets 9.34% Transaction Summary

Competing Favorably Against Banking Behemoths and Local Community Banks Source: FDIC Summary of Deposits, June 30, 2015 Note: Market area is defined as counties in Central and Southern New Jersey Data for OceanFirst includes Cape Bank Institution # of Branches Dep. In Mkt. ($000) TD Bank (Canada) 138 17,773,374 Wells Fargo (CA) 144 Bank of America (NC) 129 13,838,204 Santander Bank (Spain) 81 5,893,493 M&T Bank (NY) 33 4,655,042 OceanFirst Bank # of Branches Dep. In Mkt. ($000) 50 3,053,821 Institution # of Branches Dep. In Mkt. ($000) Sun 41 1,847,992 Ocean Shore 11 786,582 Manasquan 8 780,139 First Choice 5 765,009 Sturdy Savings 13 631,513 OceanFirst Competitive Position Responsive Flexible Capable Lending Limit Technology Trust Cash Management Consumer & Commercial Mega Banks Community Banks 15,915,759 Favorable Competitive Position

Strategic Deposit Composition Transition Total Cost of Deposits 0.28% Consumer Commercial Mar 2016 Total Cost of Deposits 0.26%

Strategic Focus on Commercial Lending Drives Business Deposits Note: Amounts include repurchase agreements classified as borrowings but offered to local business relationships 03/31/16

Mobile Banking Consistently adopting mobile-centric options. In 2015, added TouchID, Apple Watch, and Apple Pay. Significantly increasing adoption of Apple Pay and mobile deposit capture. Online Banking & Bill Pay In 2015, 40% of depositors used online banking and an average of 30,000 bills were paid with online bill pay service each month. Check Card Over 6.3 million transactions processed in 2015. Rewards program promotes usage. Launched Card Valet, a personalized mobile card management app, in 2015. ATM & Interactive Teller (ITM) Fleet of intelligent ATM terminals provide technology for continually growing self-service deposit option. First ITM deployed in 2014 with 5 more added in 2015. Corporate Cash Management Added Remote Deposit Capture (RDC) in 2007. In 2015, 141 clients processed almost 600,000 checks using RDC. Full Suite of Technology and Delivery Systems 16

Strategic Loan Composition Transition Note (A): Investment CRE as a percent of risk-based capital is 226% for OceanFirst Bank and 241% on a pro-forma basis to include Cape Bancorp. Mar 2016 Consumer Commercial

Credit Underwriting Remains Conservative: Commercial Loan Production 2015 and 2016 (Dollars in thousands) Commercial Loan Originations Year Three Months Ended Ended December 31, 2015 March 31, 2016 Commercial Loan Portfolio at March 31, 2016 Amount $264,385 $58,005 $986,784 Weighted average rate 4.16% 4.18% 4.40% Weighted average debt service coverage 2.0X 1.8X 1.9X Weighted average loan-to-value (CRE only) 62% 68% 55% Weighted average risk rating(1) 4.5 4.5 4.5 Deposit contribution $92,367 $2,667 $207,722 Cash management (% utilizing) 34% (1)Risk rating is on a scale from 1 (best) to 9 (worst). A rating of 4.5 represents an equivalent S&P rating of BBB.

OceanFirst Maintains Conservative CRE Portfolio Relative to Peers Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS. Source: BankRegData.com Ratio would be 241% on a pro-forma basis to include Cape Bancorp at 3/31/16.

Highlights – Risk Management During 2015 and Q1 2016: Interest Rate Risk Management Extended $65 million of FHLB advances into 4 – 5 year terms $71.8 million total increase in non-interest bearing deposits which now represent 17.8% of total deposits Core deposits(1) are 86.4% of total deposits, a significant hedge against a rising rate environment Credit Risk Management Recruited Chief Credit Officer with over 37 years of commercial lending experience Upgraded to state-of-the-art commercial loan operating system for improved risk monitoring, management and reporting (1)Core deposits are all deposits except time deposits.

Effective Interest Rate Risk Management Duration Rate Characteristics All asset categories managed with limited duration At March 31, 2016

Term Borrowings Extended as Interest Rate Hedge TOTAL $251.9MM 1.71% AVG. COST At March 31, 2016

Credit Metrics Reflect Conservative Culture (1)Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans. Including this charge-off, the ratio is 0.45%. Ratio for 2016 is annualized. Two commercial loans account for 0.17% of the net charge-off No non-performing commercial loans were originated within the past 5 years (1)

Peers include: AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS. Source: BankRegData.com OceanFirst Average Charge-Offs Are 20% Below Peer Average

Net Interest Margin Stabilized at Historical Levels but Now Expanding Historical Average (1996 – 2015) Net Interest Margin (3.28%) Q1 NIM at 3.32% includes only 5 BP of net accretable yield from purchase accounting adjustments and prepayment fees OCFC: 4 consecutive quarters of expansion Peers: 9 consecutive quarters of decline

Diversified Streams of Non-Interest Income $2.5M $16.5M Targeted Growth Areas Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of securities and gain on sale of loan servicing.

Generating Consistent Attractive Returns (1)For 2013, excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation. (2)For 2015 and 2016, excludes non-recurring merger related expenses. (1) 0.0% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Return on Assets Return on Tangible Common Equity (2) (2) 9.10% 8.30%

Prudently Managing Excess Capital in Near Term Notes: Stock Repurchases – $15.32 Average Cost per Share. Quarterly dividend rate increased by $0.01, or 8.3%, in October 2014. In Q4 2015 and Q1 2016, stock repurchases suspended as capital was reallocated to Cape Bancorp acquisition.

Why OCFC…? Fundamental franchise value Consistent commercial loan growth Conservative credit culture Superior deposit profile Solid financial performance Consistent attractive returns Strong balance sheet and capital base Seasoned and effective management team Substantial insider ownership – aligned with shareholders’ interests Fully capable of executing on 5-year growth plan

Attractive Valuation Metrics Valuation Price / Tang. Book Value 137% 143% Price / LQA EPS 17.8x 14.1x Price / Estimated EPS 13.7x 14.1x Core Deposit Premium 4.1% 6.9% Cash Dividend Yield 2.9% 2.9% OCFC Peers(1) 1) Peers include: AROW, BMTC, DCOM, FFIC, FISI, FLIC, LBAI, NFBK, ORIT, PGC, SCNB, UVSP and WSFS Note: Financial data for OCFC is proforma for Cape Bancorp; market data as of May 12, 2016; OCFC stock price of $17.76 Source: Sandler O’Neill

Appendix

OceanFirst Financial Corp. – Analyst Coverage APPENDIX 1 Company Analyst Recommendation Price Target Keefe Bruyette & Woods Travis Lan Outperform $23.00 Sandler O’Neill & Partners Frank Schiraldi Buy $21.00 Piper Jaffray Matt Breese Overweight $22.00 FIG Partners David Bishop Outperform $24.00 Investor Relations Contacts Christopher D. Maher President and Chief Executive Officer 732-240-4500 Ext. 7504 cmaher@oceanfirst.com Michael Fitzpatrick Executive Vice President and Chief Financial Officer 732-240-4500 Ext. 7506 mfitzpatrick@oceanfirst.com Jill Hewitt Senior Vice President 732-240-4500 Ext. 7513 jhewitt@oceanfirst.com

Market Demographics Central New Jersey(1) Southern New Jersey(2) Philadelphia Metro(3) Total Bank Offices in Market 877 516 876 Total Bank Deposits in Market $81.8 million $36.3 million $93.2 million Number of OceanFirst Offices 27 22 % of OceanFirst Deposits 60 40 Market Rank 10 7 Market Share (%) 2.33 3.53 Population 2,437,611 1,842,151 3,018,862 Projected 2016-2021 Population Growth (%) 7.69 1.01 4.44 Deposit and demographic data as of June 30, 2015. Source: SNL Financial Notes:1 – Includes Monmouth, Ocean, Middlesex and Mercer counties, New Jersey 2 – Includes Burlington, Atlantic, Cape May, Camden, Gloucester, Salem and Cumberland counties, New Jersey 3 – Includes Philadelphia, Bucks and Montgomery counties, Pennsylvania APPENDIX 2 Expansion opportunity

Commercial Portfolio Metrics APPENDIX 3 Commercial Real Estate (CRE) Owner-Occupied Investor Total $308.7 million 536.8 million $845.5 million % of Total Loan Portfolio 41.7% Average Size of CRE Loans $845,000 Largest CRE Loan $16.7 million Current Pipeline $52.6 million Weighted Average Yield 4.27% Weighted Average Repricing Term 3.8 years Commercial Loans (C&I) Total Portfolio $141.4 million % of Total Loan Portfolio 7.0% Average Size of Commercial Loans $389,000 Largest Commercial Loan $9.0 million Current Pipeline $4.9 million Weighted Average Yield 4.66% Weighted Average Repricing Term 2.1 years Note: The maximum loan exposure to a single borrower, including CRE and C&I loans, was $22.9 million.

Commercial Portfolio Segmentation APPENDIX 3 (Cont’d) Total Commercial Loan Exposure by Industry Classification Real Estate Investment by Property Classification Diversified portfolio provides protection against industry-specific credit events. As of March 31, 2016.

Residential Portfolio Metrics APPENDIX 4 Residential Real Estate Total Portfolio $835.4 million % of Total Loan Portfolio 41.5% Average size of mortgage loans $203,000 % of loans for second homes 15.4% Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) - Loans originated during 2016 55% 61% Portfolio average FICO score - Loans originated during 2016 752 760 % of loans outside the New York/New Jersey market 4.6% % of loans outside Ocean/Monmouth/Middlesex/Mercer Counties (core market) 27.0% % of loans exceeding agency conforming amounts 43.1% As of March 31, 2016, unless otherwise noted. Note: Within the proforma total loan portfolio (including Cape Bank), 9% are in Atlantic County, NJ, and 1.3% are in Atlantic City.

Colonial American Bank Acquisition 100% Stock deal, valued at $11.9 million In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ Favorable financial terms (adjusted for DTA realization of $2.3 million) Price/Tangible Book Value of 104% Transaction neutral to OCFC book value Price/Core Deposit Premium of 0.4% Modest execution risk with conservative assumptions Expected cost saves of 35%, fully realized in 2016 Strong capital position of 9.1% TCE, 9.2% Leverage Established a fair value credit mark of $2.9 million, 2.4% of loans, which is not included in the Allowance for Loan Losses Effective execution (2015) Announcement – February 25 OCC Approval - June 17 (68 days following application) Shareholder Approval - July 9 Closing – July 31 Systems Integration – October 17 (72 days following legal closing) 37 APPENDIX 5 Supports Retail Expansion in High Value Communities OceanFirst Headquarters OceanFirst Retail Branches, Commercial Loan Production Offices, and Wealth Management Office Colonial American Retail Branches

Cape Bancorp Acquisition Creates the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey 85% stock and 15% cash, valued at $195 million Favorable financial terms Price/Tangible Book Value of 136% Price/Core Deposit Premium of 4.4% Expected accretion to GAAP EPS of 17% in 2017 Tangible book value dilution of 7.2% at closing, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation Modest execution risk with conservative assumptions Expected cost saves of 33%, fully realized by end of 2016 One-time, pre-tax transaction expenses of $15.5 million Capital position (TCE/TA) 8.0% at closing Estimated gross credit mark of 2.2% of loans Effective execution (2016) Announcement – January 5 OCC Approval – March 28 (52 days following application) Shareholder Approvals – April 25 Closing – May 2 Systems Integration – expected October 15 38 APPENDIX 6

Serving Our Communities Recovering from Superstorm Sandy – Construction Financing 2013 – 2015 funded 287 loans = $117.2 million OceanFirst Foundation Cape Foundation expected to contribute $5.3 million As of March 31, 2016, over $27 million has been granted to organizations serving the Bank’s market Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy hit the Jersey Shore in 2012 First foundation established during a mutual conversion to IPO (July 1996) APPENDIX 7

Client Comments APPENDIX 8 CHEFS INTERNATIONAL INC. Robert Cooper – President “The relationship with OceanFirst goes back before my tenure, and I was the true benefactor of that successful affiliation. Whether we request a simple letter of credit or a complicated loan, OceanFirst listens to our needs and makes it happen. It’s that simple. OceanFirst knows how to make it happen.” NATIONWIDE IMAGING SERVICES INC. Robert Manetta – CEO “OceanFirst understands what I need to maintain and grow my business. They have been a banking partner that responds quickly and has always been there when I need them.” WOODHAVEN LUMBER & MILLWORK INC. Alan Robinson & David Robinson – Owners “Our relationship with OceanFirst goes back many years – through good economic times and tough ones. Even during the Great Recession, the bank stood by us, understood our needs and helped us reach the other side. Our OceanFirst relationship has contributed significantly to the growth and success of our business.” ROBEN MFG. CO., INC. Gary R. Huhn – Chief Operating Officer and President “For years, Roben Mfg. has relied on OceanFirst Bank’s expertise for recommending banking solutions that best serve our business. OceanFirst has enabled us to meet increased demands and triple our growth from a $3 million a year business into a $9 million a year business serving the chemical, petrochemical, pharmaceutical & food industries globally. We look forward to continuing this partnership with OceanFirst through the expansion of our manufacturing facility in 2016 and beyond.”